UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 30, 2005
                                                ---------------------

   GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2005, relating to the GSAMP Trust 2005-HE3,
              Mortgage Pass-Through Certificates, Series 2005-HE3)
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                333-120274-26              13-3387389
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     (State or other              (Commission              (IRS Employer
     jurisdiction of              File Number)           Identification No.)
      incorporation)

85 Broad Street, New York, New York                             10004
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      (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (212) 902-1000
                                                  ------------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GSAMP Trust 2005-HE3, Mortgage Pass-Through Certificates, Series 2005-HE3. On June 30, 2005, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, NC Capital Corporation, as responsible party, Countrywide Home Loans Servicing LP, as servicer, JPMorgan Chase Bank, National Association, as servicer, Wilshire Credit Corporation, as servicer, J.P. Morgan Trust Company, National Association, as custodian, Wells Fargo Bank, N.A., as custodian and Deutsche Bank National Trust Company, as trustee, of GSAMP Trust 2005-HE3, Mortgage Pass-Through Certificates, Series 2005-HE3 (the "Certificates"), issued in fourteen classes. The Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3, Class R-1 and Class R-2 Certificates, with an aggregate initial class principal balance of $1,256,919,200 were sold to Goldman, Sachs & Co. ("GS&Co.") and Countrywide Securities Corporation (collectively with GS&Co., the "Underwriters"), pursuant to an Underwriting Agreement, dated as of June 27, 2005, by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01. Financial Statements and Exhibits

           (c) Exhibits

           Item 601(a)
           of Regulation S-K
           Exhibit No.             Description
           -----------             -----------

               4 Pooling and Servicing Agreement, dated as of June 1, 2005, by and among the Company, as depositor, NC Capital Corporation, as responsible party, Countrywide Home Loans Servicing LP, as servicer, JPMorgan Chase Bank, National Association, as servicer, Wilshire Credit Corporation, as servicer, J.P. Morgan Trust Company, National Association, as custodian, Wells Fargo Bank, N.A., as custodian and Deutsche Bank National Trust Company, as trustee.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 15, 2005                       GS MORTGAGE SECURITIES CORP.




                                          By: /s/ Michelle Gill
                                             --------------------------------
                                             Name: Michelle Gill
                                             Title: Vice President

                                INDEX TO EXHIBITS


Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.              Description                              Electronic (E)
----------------         -----------                              --------------

4                        Pooling and Servicing Agreement,               E
                         dated as of June 1, 2005, by and
                         among the Company, as depositor, NC
                         Capital Corporation, as responsible
                         party, Countrywide Home Loans
                         Servicing LP, as servicer, JPMorgan
                         Chase Bank, National Association,
                         as servicer, Wilshire Credit
                         Corporation, as servicer, J.P.
                         Morgan Trust Company, National
                         Association, as custodian, Wells
                         Fargo Bank, N.A., as custodian and
                         Deutsche Bank National Trust
                         Company, as trustee.